Exhibit 10.1(c)

JOINDER AGREEMENT
WHEREAS, The Manitowoc Company, Inc. (the “Company”) has entered into that certain Settlement Agreement by and among the parties listed on Exhibit A thereto (the “Shareholders”) and the Company (the “Settlement Agreement”), dated February 6, 2015, a copy of which is attached hereto; and
WHEREAS, the Company’s management has separated the Company’s Cranes business (the “Cranes Business”) and Foodservice business (the “Foodservice Business”) into two independent, publicly-traded companies, as a result of which the undersigned Manitowoc Foodservice, Inc., a Delaware corporation (the “Joining Party”), is an independent, publicly-traded company that owns and operates the Foodservice Business; and
WHEREAS, the Settlement Agreement requires that the Joining Party execute and deliver to the Shareholders this Joinder Agreement.
NOW, THEREFORE, the Joining Party hereby joins in the Settlement Agreement and agrees that it shall be deemed to be “FoodserviceCo” and “SpinCo” within the meaning of the Settlement Agreement and shall be bound by all of the terms and conditions of the Settlement Agreement applicable to FoodserviceCo and SpinCo thereunder.
[Signature page follows]

MANITOWOC FOODSERVICE, INC.
By:/s/ Maurice D. Jones Name: Maurice D. Jones Title: Senior Vice President, General Counsel and Secretary

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of March 28, 2016.

ICAHN PARTNERS MASTER FUND LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
By: Barberry Corp., its sole member
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner
By: Barberry Corp., its sole member

By: /s/ Keith Cozza Name: Title:
ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By: /s/ Keith Cozza Name: Title:

/s/ Carl C. Icahn
Carl C. Icahn